SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 16, 1999
                                                   -----------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                           33-59922
                                           33-84844
                                           33-99462
                                          333-22131
    United States of America              333-55817           02-0118519
 ---------------------------------      -----------        --------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)            File No.)        Identification No.)

            295 Main Street
         Tilton, New Hampshire                                      03276
   ----------------------------------------                    --------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        (603) 286-4348
                                                        --------------------

                      Not Applicable
--------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

Exhibit 19.1     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1995-1 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.2     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1996-1 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.3     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1997-1 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.4     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1997-2 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.5     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1997-3 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.6     Monthly  Statement  for the  Asset-Backed  Certificates,
                 Series 1997-4 with respect to the August 16, 1999 Distribution Date.

Exhibit 19.7     Monthly Statement for the Asset-Backed Certificates,
                 Series 1999-1 with respect to the August 16, 1999 Distribution Date

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                                       By:      PROVIDIAN NATIONAL BANK,
                                                Servicer

                                       By:
                                                /s/Gwinneth Berexa
                                                --------------------------------
                                                Gwinneth Berexa
                                                Vice President

Date: September 2, 1999


                                  EXHIBIT INDEX


Exhibit No.

Exhibit 19.1  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1995-1 with respect to the August 16, 1999 Distribution
              Date.

Exhibit 19.2  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1996-1 with respect to the August 16, 1999 Distribution
              Date.

Exhibit 19.3  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1997-1 with respect to the August 16, 1999  Distribution
              Date.

Exhibit 19.4  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1997-2 with respect to the August 16, 1999 Distribution
              Date.

Exhibit 19.5  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1997-3 with respect to the August 16, 1999 Distribution
              Date.

Exhibit 19.6  Monthly  Statement  for the  Asset-Backed  Certificates,
              Series  1997-4 with respect to the August 16, 1999  Distribution
              Date.

Exhibit 19.7  Monthly Statement for the Asset-Backed Certificates,
              Series 1999-1 with respect to the August 16, 1999 Distribution
              Date